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                                                                    Exhibit 10.3

                                                     (ECAP LOGO)

                                                     7A Commercial Wharf West
                                                     Boston, Massachusetts 02110

                                                     617.624.0111 Tel
                                                     617.624.0333 Fax

                                    ECAP, LLC
                 SERVICE AGREEMENT WITH CONVERTED ORGANICS INC.
                                SUMMARY OF TERMS

PARTIES:      ECAP, LLC ("ECAP") AND Converted Organics Inc. ("COI")

SCOPE: ECAP is providing office space and support services to COI. ECAP will be compensated for its services as described below.

SERVICES:     ECAP will:

                   1.   Provide office space and associated costs as well as:

                        a.   Access to the conference room

                        b.   Telephones and associated charges

                        c. Access to the copier, printer and other common office equipment

                        d.   Office supplies (i.e., paper, pens, etc.)

                        e.   Access to the Internet, file server and Lotus Notes

                   2.   Provide administrative support services, including the
                       following:

                        a.   Accounting

                        b.   Banking

                        c.   Scheduling

                        d.   Lotus Notes

                        e.   Travel arrangements

                        f.   Document control

                        g.   Business material production

COMPENSATION: As compensation for the above services, COI agrees to pay ECAP a total of $5,500.00 on a monthly basis beginning March 1, 2006 as follows:

                   1.   $3,500.00 for Rent and associated costs

                   2.   $2,000.00 for Support Services

AGREED AND ACCEPTED:

ECAP, LLC:


/s/ William A. Gildea                   3.1.06
-------------------------------------   Date
William A. Gildea


CONVERTED ORGANICS INC.:


/s/ Edward J. Gildea                    3-1-06
-------------------------------------   Date
Edward J. Gildea